ISG MONEY MARKET FUNDS

PROSPECTUS

CLASS A SHARES

The ISG Money Market Funds (the "Funds") are three separate series of The Infinity Mutual Funds, Inc. (the "Company"), an open-end, management investment company. These Funds will invest primarily in short-term securities and will seek to maintain a stable net asset value of $1.00 per share. Each Fund has a different investment policy.

o The PRIME MONEY MARKET FUND seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This Fund will invest in short-term money market instruments.

o The TREASURY MONEY MARKET FUND seeks to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. This Fund will invest only in U.S. Treasury securities and in other securities guaranteed as to principal and interest by the U.S. Government, and repurchase agreements in respect thereof.

o The TAX-EXEMPT MONEY MARKET FUND seeks to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. This Fund will invest in short-term Municipal Obligations.

First American National Bank (the "Adviser") is each Fund's investment adviser.

BISYS Fund Services Limited Partnership ("BISYS") serves as each Fund's administrator and distributor.

By this Prospectus, each Fund is offering Class A Shares. Each Fund offers other classes of shares pursuant to separate prospectuses, and such shares are not offered hereby. The Funds' share classes are identical, except as to the services offered to, and expenses borne by, each class which may affect performance. Investors desiring to obtain information about the other classes of Fund shares should ask their sales representative or call the number set forth below.

                       -----------------------------------

AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, THE ADVISER OR ANY OTHER BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                       -----------------------------------

This Prospectus sets forth concisely information about the Company and the Funds that an investor should know before investing. It should be read and retained for future reference.

The Statement of Additional Information, dated October 16, 1998 with respect to the Tax-Exempt Money Market Fund, and April 24, 1998 with respect to each other Fund, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. Each has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains each Statement of Additional Information, material incorporated by reference, and other information regarding the Funds. For a free copy of the Statement of Additional Information for any Fund, write to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219-3035, or call 1-800-852-0045.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOVEMBER 9, 1998
AS REVISED, APRIL 15, 1999

                                TABLE OF CONTENTS

                                                                         PAGE

Fee Table.........................................................
Description of the Funds..........................................
Management of the Funds...........................................
How to Buy Shares.................................................
How to Redeem Shares..............................................
Exchange Privilege................................................
Dividends, Distributions and Taxes................................
Financial Highlights..............................................
Performance Information...........................................
General Information...............................................
Appendix..........................................................


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DISTRIBUTED BY:                              INVESTMENT ADVISER:
BISYS Fund Services Limited Partnership      First American National Bank
3435 Stelzer Road                            315 Deaderick Street
Columbus, Ohio 43219-3035                    Nashville, Tennessee 37237


o    For information about opening an account and other Fund services call:
     (800) 824-3741.
     For voice recorded price and yield information call: (800) 852-0045.

o To execute purchases, redemptions and exchanges and for information about the status of your account call: (800) 852-0045.
------------------------------------------------------------------------------

                                    FEE TABLE

                                                                        PRIME MONEY         TREASURY         TAX-EXEMPT
                                                                        MARKET FUND          MONEY          MONEY MARKET
                                                                                           MARKET FUND         FUND
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on Purchases (as a  percentage of
   offering price).................................................      None              None              None
   Maximum Deferred Sales Load   (as a percentage of the
   amount  subject to charge)......................................      None              None              None
ANNUAL OPERATING EXPENSES (as a percentage of average daily net assets)
   Management Fees.................................................      .25%              .25%              .35%
   12b-1 Fees......................................................      None              None              None
   Other Expenses..................................................      .62%              .50%              .57%
   Total Fund Operating Expenses...................................      .87%              .75%              .92%

   EXAMPLE:
  An investor would pay the following expenses on a $1,000
   investment,  assuming (1) 5% annual
   return and (2)  redemption at the end
   of each time period:
   1 Year..........................................................     $  9              $  8              $  9
   3 Years.........................................................     $ 28              $ 24              $ 29
   5 Years.........................................................     $ 48              $ 42              $ 51
   10 Years........................................................     $107              $ 93              $113

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THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF
PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, EACH FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
-------------------------------------------------------------------------------

The purpose of the foregoing table is to assist investors in understanding the costs and expenses borne by the Funds, the payment of which will reduce investors' annual return. The expenses noted above do not reflect any fee waiver or expense reimbursement arrangements that may be in effect. Other expenses for the Prime Money Market and Treasury Money Market Funds reflect amounts for the fiscal year ended December 31, 1997. Other expenses for the Tax-Exempt Money Market Fund are estimated based on amounts for the current fiscal year. Certain Service Organizations (as defined below) and other institutions also may charge their clients direct fees for effecting transactions in Fund shares and the Adviser, its affiliates and certain other institutions may charge customary account and account transaction fees, which are not Fund related, with respect to accounts through which or for which Fund shares are purchased or redeemed; such fees are not reflected in the foregoing table. For a further description of the various costs and expenses incurred in a Fund's operation, as well as expense reimbursement or waiver arrangements, see "Management of the Funds."


                            DESCRIPTION OF THE FUNDS

INVESTMENT OBJECTIVES

          Each Fund's investment objective is set forth on the cover page of this Prospectus. The differences in objectives and policies among the Funds determine the types of securities in which each Fund invests and can be expected to affect the degree of risk to which each Fund is subject and each Fund's yield or return. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of such Fund's outstanding voting shares. There can be no assurance that each Fund's investment objective will be achieved.

MANAGEMENT POLICIES

          Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, which includes various maturity, quality and diversification requirements, certain of which are summarized below.

          In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Company's Board of Directors to present minimal credit risks and, with respect to the Prime Money Market Fund and Tax-Exempt Money Market Fund, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Company's Board of Directors. The NRSROs currently rating instruments of the type the Prime Money Market Fund and Tax-Exempt Money Market Fund may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co. ("Duff"), Fitch IBCA Inc. ("Fitch") and Thomson BankWatch, Inc. and their rating criteria are described in the "Appendix" to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the relevant Fund's Statement of Additional Information. There can be no assurance that each Fund will be able to maintain a stable net asset value of $1.00 per share.

          PRIME MONEY MARKET FUND--The Prime Money Market Fund will invest in U.S. dollar denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, loan participation agreements, guaranteed investment contracts, municipal obligations, repurchase agreements, asset-backed securities, and high quality domestic and foreign commercial paper and other high quality short-term corporate obligations, such as floating or variable rate U.S. dollar denominated demand notes and bonds. The Fund will invest in U.S. dollar denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities. The Fund will not invest more than 35% of the value of its total assets in foreign securities. Securities in which the Prime Money Market Fund will invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value. See "Appendix--Portfolio Securities." The Fund also may lend its portfolio securities, enter into reverse repurchase agreements and purchase restricted securities pursuant to Rule 144A under the Securities Act of 1933, as amended. See "Appendix--Investment Techniques." During normal market conditions, at least 25% of the Prime Money Market Fund's total assets will be invested in domestic and/or foreign bank obligations. See "Investment Considerations and Risk Factors--Bank Securities Risk" below.

          TREASURY MONEY MARKET FUND--The Treasury Money Market Fund will invest, as a fundamental policy, at least 65% of the value of its total assets in U.S. Treasury securities and repurchase agreements in respect thereof. The remainder of its assets may be invested in other securities guaranteed as to principal and interest by the U.S. Government and repurchase agreements in respect thereof. See "Appendix--Portfolio Securities." The Fund also may lend its portfolio securities, enter into reverse repurchase agreements and purchase restricted securities pursuant to Rule 144A under the Securities Act of 1933, as amended. See "Appendix--Investment Techniques."

          Instruments which are issued or guaranteed as to principal and interest by the U.S. Government constitute direct obligations of the United States. The Treasury Money Market Fund will not invest in securities issued or guaranteed by U.S. Government agencies, instrumentalities or government-sponsored enterprises that are not backed by the full faith and credit of the United States. Dividends and distributions paid by the Treasury Money Market Fund that are attributable to interest from direct obligations of the United States currently are not subject to personal income tax in most states. However, dividends and distributions attributable to interest from repurchase agreements may be subject to state tax.

          TAX-EXEMPT MONEY MARKET FUND--The Tax-Exempt Money Market Fund will invest, as a fundamental policy, at least 80% of the value of its net assets (except when maintaining a temporary defensive position) in short-term debt securities the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax ("Municipal Obligations").

          Municipal Obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal Obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Obligations bear fixed, floating or variable rates of interest. Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligations and purchased and sold separately. See "Investment Considerations and Risk Factors--Risk of Investing in Municipal Obligations" below, and "Appendix--Portfolio Securities--Municipal Obligations."

          The Tax-Exempt Money Market Fund may invest in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the non-governmental users. Interest on Municipal Obligations (including certain industrial development bonds) which are specified private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), issued after August 7, 1986, while exempt from Federal income tax, is a preference item for the purpose of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to shareholders. The Tax-Exempt Money Market Fund will invest no more than 20% of the value of its net assets in Municipal Obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and, except for temporary defensive purposes, in other investments subject to Federal income tax.

          The Tax-Exempt Money Market Fund may purchase tender option bonds and similar securities. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate, that has been coupled with the agreement of a third party which grants the security holder the option, at periodic intervals, to tender the Municipal Obligation to the third party and receive the face value thereof. See "Appendix--Portfolio Securities--Tender Option Bonds."

          From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund's net assets) or for temporary defensive purposes, the Tax-Exempt Money Market Fund may invest in taxable money market instruments of the type in which the Prime Money Market Fund may invest. Dividends paid by the Fund that are attributable to income earned by it from these securities will be taxable to investors. See "Dividends, Distributions and Taxes." If the Tax-Exempt Money Market Fund purchases taxable money market instruments the Fund will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments. Under normal market conditions, the Adviser anticipates that not more than 5% of the value of the Fund's total assets will be invested in any one category of these securities.

          The Fund also may lend its portfolio securities as described under "Appendix--Investment Techniques--Lending Portfolio Securities," which may give rise to taxable income.


INVESTMENT CONSIDERATIONS AND RISK FACTORS

          GENERAL RISK--Each Fund attempts to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Funds because the Funds usually do not pay brokerage commissions on purchases of short-term debt obligations. The value of the portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its purchase cost. Similarly, if interest rates have declined from the time a security was purchased, such security, of sold, might be sold at a price greater than its purchase cost. In either instances, if the security was purchased at face value and held to maturity, no gain or loss would be realized. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate.

          FOREIGN SECURITIES RISK--(Prime Money Market Fund only) Because the Prime Money Market Fund's portfolio may contain U.S. dollar denominated securities issued by certain foreign issuers, the Fund may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits, or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on such securities to investors located outside the country of the issuer.

          BANK SECURITIES RISK--(Prime Money Market Fund only) The Prime Money Market Fund usually invests at least 25% of its assets in bank obligations. Thus, it will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the Fund's shares will be affected by economic or regulatory developments in or related to the banking industry, and competition within the banking industry as well as with other types of financial institutions. The Prime Money Market Fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

          RISK OF INVESTING IN MUNICIPAL OBLIGATIONS--(Tax-Exempt Money Market Fund only) The Tax-Exempt Money Market Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects or securities whose issuers are located in the same state. As a result, the Fund may be subject to greater risk as compared to a fund that does not follow this practice.

          Certain provisions in the Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Tax-Exempt Money Market Fund and thus reduce its available yield. Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Tax-Exempt Money Market Fund so as to adversely affect its shareholders, the Company would reevaluate the Fund's investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Tax-Exempt Money Market Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

          SIMULTANEOUS INVESTMENTS--Investment decisions for each Fund are made independently from those of the other investment companies, investment advisory accounts, custodial accounts, individual trust accounts and commingled funds that may be advised by the Adviser. However, if such other investment companies or managed accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.


                             MANAGEMENT OF THE FUNDS

BOARD OF DIRECTORS

          The business affairs of the Company are managed under the general supervision of its Board of Directors. Each Statement of Additional Information contains the name and general business experience of each Director.

INVESTMENT ADVISER

          First American National Bank, located at First American Center, 315 Deaderick Street, Nashville, Tennessee 37237, serves as each Fund's investment adviser. The Adviser is a wholly-owned subsidiary of First American
Corporation, a registered bank holding company. First American National Bank and its affiliates provide personal trust, estate, employee benefit trust, corporate trust and custody services to over 7,000 accounts, as well as investment advisory services. The Adviser, and its affiliates, as of December 31, 1998, had approximately $10 billion under trust and approximately $6 billion under management.

          The Adviser and its affiliates deal, trade and invest, for their own accounts and for the accounts of clients which they manage, in the types of securities in which the Funds may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Fund. The Adviser has informed the Company that in making its investment decisions it does not obtain or use material inside information in its or its affiliates' possession. The Adviser also provides research services for the Funds through a professional staff of portfolio managers and securities analysts. All activities of the Adviser are conducted by persons who are also officers of one or more of the Adviser's affiliates.

          The Adviser supervises and assists in the overall management of each Fund's affairs under an Investment Advisory Agreement between the Adviser and the Company, subject to the authority of the Company's Board of Directors in accordance with Maryland law.

          Under the terms of the Investment Advisory Agreement, the Company has agreed to pay the Adviser a monthly fee at the annual rate set forth below as a percentage of the relevant Fund's average daily net assets.


                                                   ANNUAL RATE OF
                                                     INVESTMENT
NAME OF FUND                                    ADVISORY FEE PAYABLE

Prime Money Market Fund                                  .25%*
Treasury Money Market Fund                               .25%
Tax-Exempt Money Market Fund                             .35%


----------------

* For the fiscal year ended December 31, 1997, the Fund paid the Prime Money Market Fund's former sub-adviser .15% and the Adviser .10% of the value of the Fund's average daily net assets.

          From time to time, the Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering the overall expense ratio of that Fund and increasing yield to its investors. The Fund will not pay the Adviser at a later time for any amounts it may waive, nor will the Fund reimburse the Adviser for any amounts it may assume.

ADMINISTRATOR AND DISTRIBUTOR

          BISYS Fund Services Limited Partnership, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as each Fund's administrator and distributor. BISYS currently provides administrative services or sub-administrative services to, and distributes the shares of, other investment companies with over $200 billion in assets. BISYS is a wholly-owned subsidiary of The BISYS Group, Inc.

          Under its Administration Agreement with the Company, BISYS generally assists in all aspects of the Funds' operations, other than providing investment advice, subject to the overall authority of the Company's Board of Directors in accordance with Maryland law. In connection therewith, BISYS provides the Funds with office facilities, personnel, and certain clerical and bookkeeping services (e.g., preparation of reports to shareholders and the Securities and Exchange Commission and filing of Federal, state and local income tax returns) that are not being furnished by The Bank of New York, the Funds' Custodian.

          Under the terms of the Administration Agreement, the Company has agreed to pay BISYS a monthly fee at the annual rate of .10% of the value of each Fund's average daily net assets.

          BISYS, as distributor, makes a continuous offering of each Fund's shares and bears the costs and expenses of printing and distributing to prospective investors copies of any prospectuses, statements of additional information and annual and interim reports of each Fund (after such items have been prepared and set in type by the Fund) which are used in connection with the offering of shares, and the costs and expenses of preparing, printing and distributing any other literature used by BISYS in connection with the offering of such Fund's shares for sale to the public.

SHAREHOLDER SERVICES PLAN

          Under a shareholder services plan adopted by the Company's Board of Directors (the "Shareholder Services Plan"), each Fund pays BISYS for the provision of certain services at an annual rate of .25% of the value of the average daily net assets represented by Class A Shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in the NASD Conduct Rules. Under the Shareholder Services Plan, BISYS may make payments to certain financial institutions, securities dealers and other industry professionals that have entered into agreements with BISYS ("Service Organizations") in respect of these services. BISYS determines the amounts to be paid to Service Organizations. Service Organizations receive such fees in respect of the average daily value of Class A Shares owned by their clients. From time to time, BISYS may defer or waive receipt of fees under the Shareholder Services Plan while retaining the ability to be paid by the Fund under the Shareholder Services Plan thereafter. The fees payable to BISYS under the Shareholder Services Plan are payable without regard to actual expenses incurred.

CUSTODIAN AND TRANSFER AGENT

          The Bank of New York, 90 Washington Street, New York, New York 10286, is the Funds' Custodian. BISYS Fund Services Ohio, Inc., an affiliate of BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is the Funds' Transfer and Dividend Disbursing Agent (the "Transfer Agent").

EXPENSES

          All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by others. The expenses borne by the Company include: taxes, interest, brokerage fees and commissions, if any, fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, BISYS, any sub-investment adviser, or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs of calculating the net asset value of each Fund's shares, costs of shareholders' reports and corporate meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among its separate portfolios on the basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each portfolio.

                                HOW TO BUY SHARES

GENERAL PURCHASE INFORMATION

          Shares may be purchased through a number of institutions, including the Adviser and its affiliates, Service Organizations, and directly from BISYS. When purchasing Fund shares, you must specify the Fund and that you are buying Class A Shares. The Adviser, its affiliates and Service Organizations may receive different levels of compensation for selling different classes of Fund shares. Stock certificates will not be issued. It is not recommended that the Tax-Exempt Money Market Fund be used as a vehicle for Keogh, IRA and other qualified plans, because such plans are otherwise entitled to tax deferred benefits. The Company reserves the right to reject any purchase order in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor.

          The minimum initial investment is $1,000, and subsequent investments must be at least $100. The minimum initial investment is $100 for IRAs, and subsequent investments for IRAs must be at least $50. For full-time or part-time employees of the Adviser or any of its affiliates, the minimum initial investment is $500, and subsequent investments must be at least $50. For full-time or part-time employees of the Adviser or any of its affiliates who elect to have a portion of their pay directly deposited into their ISG Fund accounts, the minimum initial or subsequent investment must be at least $25. The Adviser, its affiliates and Service Organizations may impose initial or subsequent investment minimums which are higher or lower than those specified above and may impose different minimums for different types of accounts or purchase arrangements. In addition, purchases of shares made in connection with certain shareholder privileges may have different minimum investment requirements. See "Shareholder Services and Privileges."

          You may purchase shares by check or wire, or through TeleTrade or, a sweep program as described below. Investors purchasing shares through the Adviser, its affiliates or Service Organizations should contact such entity directly for appropriate instructions, as well as for information about conditions pertaining to the account and any related fees.

          For written orders, you may send your initial or subsequent purchase order, together with the Fund's Account Application for initial orders and your check or money order payable to: ISG Funds (Fund Name), to ISG Funds, c/o BISYS Fund Services, Inc., Department L-1686, Columbus, Ohio 43260-1686. For subsequent investments, your Fund account number should appear on the check or money order. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if a check used for investment in your account does not clear.

          For wire orders, you must call the Transfer Agent at 1-800-852-0045. If a subsequent payment is being made, your Fund account number should be included. Information on remitting funds in this manner, including any related fees, may be obtained from your bank.

          Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. For information on purchasing shares through the Automated Clearing House, you must call the Transfer Agent at 1-800-852-0045.

          Management understands that the Adviser, its affiliates and some Service Organizations may impose certain conditions on their clients which are different from those described in this Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients a direct fee for effecting transactions in Fund shares. You should consult the Adviser, its affiliates or your Service Organization in this regard.

          The Company determines each Fund's net asset value per share as of 2:00 p.m., Eastern time, on each business day (which, as used herein, shall include each day the New York Stock Exchange is open for business, except Columbus Day and Veterans' Day), except on days where there are not sufficient changes in the value of the Fund's investment securities to materially affect the Fund's net asset value and no purchase orders or redemption requests have been received. The New York Stock Exchange currently is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of each class is computed by dividing the value of the Fund's net assets attributable to such class (i.e., the value of its assets less liabilities) by the total number of Fund shares of such class outstanding. Each Fund uses the amortized cost method of valuing its investments. See "Determination of Net Asset Value" in the Funds' Statement of Additional Information.

          Federal regulations require that an investor provide a certified Tax Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Funds' Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject the investor to a $50 penalty imposed by the Internal Revenue Service ("IRS").

TERMS OF PURCHASE

          GENERAL--Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent. If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested.

          If your purchase order for Fund shares is received by the Transfer Agent by 2:00 p.m., Eastern time, on a business day, shares will be purchased as of 2:00 p.m., Eastern time, on such business day if payment is received in, or is converted into, Federal Funds by 4:00 p.m., Eastern time, by the Transfer Agent on that day. If your purchase order is received after 2:00 p.m., Eastern time, or if payment in Federal Funds is not received by 4:00 p.m., Eastern time, shares will be purchased as of 2:00 p.m., Eastern time, on the business day on which Federal Funds are available. If you request transactions through the Adviser, its affiliates or a Service Organization, it is such entity's responsibility to transmit orders so that they will be received by the Transfer Agent in time to receive the next determined net asset value as described above.

TELETRADE--You may purchase shares (minimum purchase $500, maximum $50,000 per transaction) by telephone for an existing Fund account if you have checked the appropriate box and supplied the necessary information on the Account Application. The proceeds will be transferred between the bank account designated on the Account Application and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. TeleTrade purchases are effected at the net asset value (plus the applicable sales load) next determined after receipt of an order in proper form by the Transfer Agent. TeleTrade may not be available to certain clients of the Adviser, its affiliates and certain Service Organizations. The Company may modify or terminate TeleTrade at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. If you have selected TeleTrade, you may request such a purchase of shares by telephoning the Transfer Agent at 1-800-852-0045.

AUTOMATICALLY THROUGH "SWEEP" PROGRAMS--Certain investor accounts with the Adviser, its affiliates and certain Service Organizations may be eligible for an automatic investment privilege, commonly called a "sweep," under which amounts in excess of a certain minimum held in these accounts will be invested automatically in shares of a Fund at predetermined intervals at the next determined net asset value. Investors desiring to use this privilege should consult such entity at which the investor maintains an account to determine if it is available and whether any conditions are imposed on its use. It is the responsibility of the financial institution holding the investor's funds to transmit such investor's order on a timely basis. The "sweep" program may be modified or terminated at any time by the Company.

                              HOW TO REDEEM SHARES

GENERAL

          An investor who has purchased shares through an account with the Adviser, its affiliates or a Service Organization must redeem shares by following instructions pertaining to such account. If such investor is also the shareholder of record of the account on the books of the Transfer Agent, the investor may redeem shares as described below under "Procedures." Such investors who want to use the other redemption methods described below must arrange with the Adviser, its affiliates or the Service Organization for delivery of the required application(s), to the Transfer Agent. It is the responsibility of the Adviser, its affiliates, or the Service Organization, as the case may be, to transmit the redemption order to the Transfer Agent and credit the investor's account with the redemption proceeds on a timely basis. Other investors may redeem all or part of their shares in accordance with the procedures described below.

          When a request is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund, the Fund will redeem the shares at the next determined net asset value as described below. If you hold Fund shares of more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Organization. The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED SHARES BY CHECK OR BY TELETRADE AND SUBSEQUENTLY SUBMIT A REDEMPTION REQUEST BY MAIL, THE REDEMPTION PROCEEDS WILL NOT BE TRANSMITTED TO YOU UNTIL BANK CLEARANCE OF THE CHECK OR TELETRADE PAYMENT USED FOR INVESTMENT WHICH MAY TAKE UP TO SEVEN BUSINESS DAYS. THE FUND WILL NOT TRANSMIT REDEMPTION PROCEEDS PURSUANT TO A REQUEST TO REDEEM SHARES BY WIRE FOR A PERIOD OF UP TO SEVEN BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK OR TELETRADE ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THIS PROCEDURE DOES NOT APPLY TO SHARES PURCHASED BY WIRE PAYMENT.

          The Company imposes no charges when shares are redeemed. The Adviser, its affiliates, and Service Organizations may charge their clients a fee for effecting redemptions of Fund shares. The value of Fund shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.

          The Company reserves the right to redeem an investor's account at its option upon not less than 45 days' written notice if the net asset value of the investor's account is $500 or less, for reasons other than market conditions, and remains so during the notice period.

PROCEDURES

          WRITTEN ORDERS--Written requests for redemption, indicating the name of the Fund and that Class A Shares are being redeemed, with signature appropriately guaranteed, if required, and otherwise in accordance with the requirements listed below, should be mailed to ISG Funds, c/o BISYS Fund Services, Inc., Department L-1686, Columbus, Ohio 43260-1686.

          WIRE REDEMPTION PRIVILEGE--After appropriate prior authorization, you may request by telephone or in writing that redemption proceeds be transmitted by the Transfer Agent via Federal Funds wire transfer to your bank account. Redemption requests must be in an amount of at least $1,000. The Company reserves the right to refuse any request for a wire transfer and may limit the amount involved or the number of telephone redemption requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Company.

          TELETRADE--You may redeem shares (minimum $500, maximum $50,000 per transaction) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application. The proceeds will be transferred between your Fund account and the bank account designated on the Account Application. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request. The Company may modify or terminate TeleTrade at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. If you have selected TeleTrade, you may request such a redemption of shares by telephoning the Transfer Agent at 1-800-852-0045.

          AUTOMATICALLY THROUGH "SWEEP" PROGRAMS--See page __.

REDEMPTION REQUIREMENTS

          Written redemption instructions, indicating the name of the Fund and that Class A Shares are being redeemed, must be received by the Transfer Agent in proper form and signed exactly as the shares are registered. Except as noted below, all signatures must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Signature-guarantees may not be provided by notaries public. The signature guarantee requirement will be waived if the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record; and (2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or wired to a financial institution account previously designated. Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. You may obtain from the Company or the Transfer Agent forms of resolutions and other documentation which have been prepared in advance to assist compliance with the Fund's procedures.

          You may redeem or exchange Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application. By selecting a telephone redemption or exchange privilege, an investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Organization, and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Company or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

          During times of drastic economic or market conditions, investors may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the investor's redemption request being processed at a later time than it would have been if telephone redemption had been used.

                       SHAREHOLDER SERVICES AND PRIVILEGES

          The services and privileges described under this heading may not be available to certain clients of the Adviser, its affiliates, and certain Service Organizations, and the Adviser, its affiliates, and some Service Organizations may impose certain conditions on their clients which are different from those described in this Prospectus. Such investors should consult the Adviser, its affiliates, or their Service Organization in this regard.

EXCHANGE PRIVILEGE

          The Exchange Privilege enables you to purchase, in exchange for shares of a Fund, shares of the same class of another Fund in the ISG Family of Funds, to the extent such shares are offered for sale in your state of residence. If you desire to use this Privilege, you should consult the Adviser, or its affiliate where you maintain your account, your Service Organization or BISYS to determine if it is available and whether any conditions are imposed on its use.

          To use the Exchange Privilege, you or your Service Organization acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone, or in accordance with the instructions pertaining to your account at the Adviser or its affiliates. If you previously established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-852-0045. See "How to Redeem Shares--Redemption Requirements." Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which an exchange is being made. The shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the Fund into which the exchange is being made.

          Shares will be exchanged at the next determined net asset value; however, a sales load, which may be waived or reduced as described below, may be charged with respect to exchanges of Class A Shares. If you are exchanging shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. No fees currently are charged shareholders directly in connection with exchanges although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission. The Company reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

          The exchange of shares of one Fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

AUTOMATIC INVESTMENT PLAN

          The Automatic Investment Plan permits you to purchase shares (minimum initial investment of $1,000 and minimum subsequent investments of $100 per transaction) at regular intervals selected by you. Provided your bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the bank account designated by you. At your option, the account designated will be debited in the specified amount, and shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. This service enables you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. To establish an Automatic Investment Plan account, you must check the appropriate box and supply the necessary information on the Account Application. You may obtain the necessary applications from BISYS. You may cancel your participation in the Automatic Investment Plan or change the amount of purchase at any time by mailing written notification to ISG Funds, c/o BISYS Fund Services, Inc., Department L-1686, Columbus, Ohio 43260-1686, and such notification will be effective three business days following receipt. The Company may modify or terminate the Automatic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

DIRECTED DISTRIBUTION PLAN

          The Directed Distribution Plan enables you to invest automatically dividends and capital gain distributions, if any, paid by a Fund in shares of another Fund of which you are a shareholder. Shares of the other Fund will be purchased at the then-current net asset value. Minimum subsequent investments do not apply. Investors desiring to participate in the Directed Distribution Plan should check the appropriate box and supply the necessary information on the Account Application. The Plan is available only for existing accounts and may not be used to open new accounts. The Company may modify or terminate the Directed Distribution Plan at any time or charge a service fee. No such fee currently is contemplated.

AUTOMATIC WITHDRAWAL PLAN

          The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50), on either a monthly, quarterly, semi-annual or annual basis if you have a $5,000 minimum account. The automatic withdrawal will be made on the first or fifteenth day, at your option, of the period selected. To participate in the Automatic Withdrawal Plan, you must check the appropriate box and supply the necessary information on the Account Application. The Automatic Withdrawal Plan may be ended at any time by the investor, the Company or the Transfer Agent.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

          Each Fund declares dividends from net investment income on each business day. Dividends usually are paid on the last calendar day of each month. Each Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Shares begin accruing income dividends on the day the purchase order is effective.

          Each Fund will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Dividends are automatically reinvested in additional Fund shares of the same class from which they were paid at net asset value, unless payment in cash is requested. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. Dividends paid by each class of shares of a Fund will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to a class will be borne exclusively by such class.

          If you elect to receive distributions in cash and your distribution checks (1) are returned to the Fund marked "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in Fund shares at the net asset value determined as of the date of payment of the distribution. In addition, any such undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in Fund shares at the net asset value determined as of the date of cancellation.

          Dividends and distributions of the Tax-Exempt Money Market Fund derived from taxable investments and from income or gain derived from securities transactions and from the use of the investment techniques described under "Appendix--Investment Techniques" will be subject to Federal income tax. Dividends paid by each other Fund derived from interest, together with distributions from any net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable to U.S. investors as ordinary income for Federal income tax purposes, whether received in cash or reinvested in additional Fund shares. Distributions from net realized long-term securities gains, if any, generally are taxable to U.S. investors as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their shares and whether such distributions are received in cash or reinvested in additional Fund shares. The Code provides that an individual generally will be taxed on his or her net capital gain at a maximum rate of 20% with respect to capital gains from securities held for more than 12 months. Dividends and distributions may be subject to state and local taxes.

          Dividends and distributions attributable to interest from direct obligations of the United States and paid by a Fund to individuals currently are not subject to tax in most states. Dividends and distributions attributable to interest from other securities in which the Funds may invest may be subject to state tax. The Company will provide shareholders with a statement which sets forth the percentage of dividends and distributions paid by the Tax-Exempt Money Market Fund that is attributable to interest income from direct obligations of the United States.

          Although all or a substantial portion of the dividends paid by the Tax-Exempt Money Market Fund may be excluded by shareholders of the Fund from their gross income for Federal income tax purposes, the Tax-Exempt Money Market Fund may purchase specified private activity bonds, the interest from which may be (i) a preference item for purposes of the alternative minimum tax, or (ii) a factor in determining the extent to which a shareholder's Social Security benefits are taxable. If the Tax-Exempt Money Market Fund purchases such securities, the portion of dividends related thereto will not necessarily be tax exempt to an investor who is subject to the alternative minimum tax and/or tax on Social Security benefits and may cause an investor in the Fund to be subject to such taxes.

          Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by a Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefits of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by a Fund to a foreign investor will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

          Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.

          Federal regulations generally require the Company to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Company to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

          A TIN is either the Social Security number, IRS individual taxpayer identification number, or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

          The Adviser believes that each of the Prime Money Market Fund and Treasury Money Market Fund has qualified for the fiscal year ended December 31, 1997 as a "regulated investment company" under the Code. See "Financial Highlights." Each of these Funds intends to continue to so qualify if such qualification is in the best interests of its shareholders. The Adviser expects that the Tax-Exempt Money Market Fund will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

          You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.

                              FINANCIAL HIGHLIGHTS

          Contained below for each Fund, other than the Tax-Exempt Money Market Fund, is per share operating performance data for a Class A Share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. The information in the financial highlights has been audited (except where noted) by KPMG Peat Marwick LLP, the Funds' independent auditors. Further financial data, related notes and reports of independent auditors accompany the Funds' Statement of Additional Information, which is available upon request. No financial information is available for the Tax-Exempt Money Market Fund which had not been offered as of the date of the financials.

                                                                ISG PRIME MONEY MARKET FUND
                                                                      CLASS A SHARES
                                           -------------------------------------------------------------------------
                                             SIX              YEAR            YEAR            YEAR          PERIOD
                                            MONTHS            ENDED           ENDED          ENDED           ENDED
                                             ENDED           DECEMBER        DECEMBER        DECEMBER       DECEMBER
                                            JUNE 30,            31,             31,            31,             31,
                                              1998             1997            1996            1995           1994*
                                           -------------    --------------  -----------     -----------    -----------
                                           (Unaudited)
Net Asset Value, Beginning of Period.....     $1.000           $1.000          $1.000         $1.000         $1.000
                                             -------           ------          ------         ------         ------
Income from investment operations:
Net investment income....................      0.024            0.048           0.048          0.054          0.031
                                               -----            -----           -----          -----          -----
Less distributions:
Net investment income....................     (0.024)          (0.048)         (0.048)        (0.054)        (0.031)
                                              -------           -------        -------        -------        -------
Net Asset Value, End of Period...........     $1.000           $1.000          $1.000         $1.000         $1.000
                                              ======           ======          ======         ======         ======
Total Return.............................       2.41%(a)         4.90%           4.88%          5.51%          3.13%(a)
Ratios/Supplemental Data:
Net assets, end of period (000's)........   $107,989         $ 56,163         $22,836       $ 63,919      $  82,351
Ratio of expenses to average net assets..       0.84%(b)         0.87%           0.68%          0.65%          0.63%(b)
Ratio of net investment income
to average net assets....................       4.82%(b)         4.82%           4.83%          5.37%          4.00%(b)
Ratio of expenses to average net
assets**.................................       0.84%(b)(c)      0.87%(c)        0.86%          0.90%          0.93%(b)
Ratio of net investment income
to average net assets**..................       4.82%(b)(c)      4.82%(c)        4.65%          5.12%          3.76%(b)


------------------------
*        For the period from March 29, 1994 (commencement of operations) through December 31, 1994.
**       During the period certain fees were voluntarily reduced.
         If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)      Not annualized.
(b)      Annualized.
(c)      There were no fee waivers or expense reimbursements during the period.


                                                                         ISG TREASURY MONEY MARKET FUND
                                                                        CLASS A SHARES
                                            -----------------------------------------------------------------
                                               SIX
                                             MONTHS            YEAR             YEAR              YEAR             PERIOD
                                              ENDED           ENDED             ENDED             ENDED            ENDED
                                              JUNE           DECEMBER         DECEMBER          DECEMBER          DECEMBER
                                               30,             31,               31                31,              31,
                                              1998             1997             1996              1995             1994*
                                           ------------     ------------     -----------         ------------    ----------
                                           (Unaudited)
Net Asset Value, Beginning of Period.....     $1.000           $1.000           $1.000            $1.000            $1.000
                                              ------           ------           ------            ------            ------
Income from investment operations:
Net investment income....................      0.023            0.047            0.047             0.053             0.030
                                               -----            -----            -----             -----             -----
Less distributions:
Net investment income....................     (0.023)          (0.047)          (0.047)           (0.053)           (0.030)
                                             --------          -------          -------           -------           -------
Net Asset Value, End of Period...........     $1.000           $1.000           $1.000            $1.000            $1.000
                                             =======           ======           ======            ======            ======
Total Return.............................       2.35%(a)         4.78%            4.78%             5.41%             3.01%(a)
Ratios/Supplemental Data:
Net assets, end of period (000's)........    $85,829          $77,065          $78,308          $168,430          $139,715
Ratio of expenses to average net assets..       0.79%(b)         0.75%            0.56%             0.50%             0.54%(b)
Ratio of net investment income to
average net assets.......................       4.70%(b)         4.68%            4.72%             5.28%             4.02%(b)
Ratio of expenses to average net
assets**.................................       0.79%(b)(c)      0.75%(c)         0.74%             0.75%             0.83%(b)
Ratio of net investment income to
average net assets**.....................       4.70%(b)(c)      4.68%(c)         4.54%             5.03%             3.73%(b)


-------------------------------
*        For the period from March 29, 1994 (commencement of operations) through December 31, 1994.
**       During the period certain fees were voluntarily reduced.
         If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)      Not annualized.
(b)      Annualized.
(c)      There were no fee waivers or expense reimbursements during this period.


                             PERFORMANCE INFORMATION

          From time to time, each Fund will advertise its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of the Fund refers to the income generated by an investment in such Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

          The Tax-Exempt Money Market Fund may advertise tax equivalent yield, which is calculated by determining the pre-tax yield which, after being taxed at a certain rate, would be equivalent to a stated current yield calculated as described above.

          Performance will vary from time to time and past results are not necessarily representative of future results. Investors should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

          Comparative performance information may be used from time to time in advertising or marketing each Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar, Inc., Bank Rate MonitorTM, IBC Money Fund Averages ReportTM, and other industry publications.

                               GENERAL INFORMATION

          The Company was incorporated under Maryland law on March 6, 1990, and commenced operations on August 28, 1990.

          The Company is authorized to issue 25 billion shares of Common Stock, par value $.001 per share. Each Fund's shares are classified into Class A Shares (500 million), Class B Shares (250 million, except for Treasury Money Market Fund which does not offer Class B Shares) and Institutional Shares (500 million). Each share has one vote and shareholders will vote in the aggregate and not by class except as otherwise required by law.

          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Director from office. Shareholders may remove a Director by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

          The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. From time to time, other portfolios may be established and sold pursuant to other offering documents.

          To date, 25 portfolios have been authorized. The other portfolios are not being offered by this Prospectus. All consideration received by the Company for shares of one of the portfolios, and all assets in which such consideration is invested, belong to that portfolio (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and expenses of, one portfolio are treated separately from those of the other portfolios.

          The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.

          Shareholder inquiries may be made by writing to the Company at 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                                    APPENDIX

PORTFOLIO SECURITIES

          To the extent set forth in this Prospectus, each Fund may invest in the securities described below.

MONEY MARKET INSTRUMENTS

          U.S. TREASURY SECURITIES--Each Fund may invest in U.S. Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

          U.S. GOVERNMENT SECURITIES--In addition to U.S. Treasury securities, each Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Each Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

          BANK OBLIGATIONS--Each Fund, except the Treasury Money Market Fund, may invest in bank obligations (other than those issued by the Adviser or its affiliates), including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries or foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities, the possible seizure or nationalization of foreign deposits and the possible subordination of deposits in foreign branches to receivership expenses and U.S. office deposits in the event of insolvency. See "Description of the Funds--Investment Considerations and Risk Factors--Foreign Securities Risk."

          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

          COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS--Each Fund, except the Treasury Money Market Fund, may invest in commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Funds will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff-1 by Duff, or (b) issued by companies having an outstanding unsecured debt issue currently rated not lower than Aa3 by Moody's or AA- by S&P, Fitch or Duff, or
(c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by such Fund.

          REPURCHASE AGREEMENTS--Each Fund may enter into repurchase agreements, which involve the acquisition by a Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase, and such Fund to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by a Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by a Fund may be delayed or limited. Each Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

          ZERO COUPON AND STRIPPED SECURITIES--Each Fund may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

          FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES--Each Fund, except the Treasury Money Market Fund, may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which such Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of a Fund's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

          FLOATING AND VARIABLE RATE OBLIGATIONS--Each Fund, except the Treasury Money Market Fund, may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations permit daily changes in the amount borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of each Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations purchased by such Fund.

          NOTES--Each Fund, except the Treasury Money Market Fund, may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the Securities Act of 1933, as amended, provided such investments are consistent with its investment objective. No Fund will invest more than 10% of its net assets in such Notes and in other securities that are illiquid.

          PARTICIPATION INTERESTS AND TRUST RECEIPTS--Each Fund, except the Treasury Money Market Fund, may purchase from financial institutions and trusts created by such institutions participation interests and trust receipts in securities in which it may invest and may enter into loan participation agreements. A participation interest or receipt gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest or receipt bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 397 days or less. If the instrument is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the instrument will be backed by an irrevocable letter of credit or guarantee of a bank or other entity the debt securities of which are rated high quality, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated instruments, the Adviser, acting upon delegated authority from the Company's Board of Directors, must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. Participation interests or trust receipts with a rating below high quality that are backed by an irrevocable letter of credit or guarantee as described above will be purchased only if the Adviser, acting as described above, determines after an analysis of, among other factors, the creditworthiness of the guarantor that such instrument is high quality, and if the rating agency did not include the letter of credit or guarantee in its determination of the instrument's rating. If the rating of a participation interest or trust receipt is reduced subsequent to its purchase by the Fund, the Adviser will consider, in accordance with procedures established by the Board of Directors, all circumstances deemed relevant in determining whether the Fund should continue to hold the instrument. The guarantor of a participation interest or trust receipt will be treated as a separate issuer. For certain participation interests and trust receipts, the Fund will have the unconditional right to demand payment, on not more than seven days' notice, for all or any part of the Fund's interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio.

          GUARANTEED INVESTMENT CONTRACTS--Each Fund, except the Treasury Money Market Fund, may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such a contract, the Fund would make cash contributions to a deposit fund of the insurance company's general account. The insurance company would then credit to the Fund on a monthly basis interest which is based on an index (in most cases the Salomon Smith Barney CD Index), but is guaranteed not to be less than a certain minimum rate. The Prime Money Market Fund currently does not expect to invest more than 5% of its net assets in GICs.

ILLIQUID SECURITIES--Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, floating and variable rate demand obligations as to which the Fund cannot exercise the related demand feature described above on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

ASSET-BACKED SECURITIES--(Prime Money Market Fund only) The Prime Money Market Fund may purchase asset-backed securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

MUNICIPAL OBLIGATIONS--(Tax-Exempt Money Market Fund and, to a limited extent, Prime Money Market Fund) Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Dividends received by shareholders of the Prime Money Market Fund which are attributable to interest income received by such Fund from Municipal Obligations generally will be subject to Federal income tax. The Prime Money Market Fund currently intends to invest no more than 5% of its assets in Municipal Obligations. However, this percentage may be varied from time to time without shareholder approval.

TENDER OPTION BONDS--(Tax-Exempt Money Market Fund only) A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.

INVESTMENT TECHNIQUES

LENDING PORTFOLIO SECURITIES--(All Funds) From time to time, each Fund may lend securities from its investment portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 331/3% of the value of the relevant Fund's total assets. In connection with such loans, each Fund will receive collateral consisting of cash or U.S. Government securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund can increase its income through the investment of such collateral. Each Fund continues to be entitled to payments in amounts equal to the dividends, interest and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Fund.

FORWARD COMMITMENTS--(All Funds) Each Fund may purchase securities on a when-issued or forward commitment basis, which means that the price is fixed at the time of commitment, but delivery and payment ordinarily take place a number of days after the date of the commitment to purchase. Each Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will not accrue income in respect of a security purchased on a forward commitment basis prior to its stated delivery date.

BORROWING MONEY--(All Funds) As a fundamental policy, each Fund is permitted to borrow money in an amount up to 33 1/3% of the value of its total assets. However, each Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, such Fund will not make any investments. In addition, the Prime Money Market Fund and Treasury Money Market Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements as described below.

REVERSE REPURCHASE AGREEMENTS--(Prime Money Market and Treasury Money Market Funds only) The Prime Money Market Fund and Treasury Money Market Fund may enter into reverse repurchase agreements with banks, brokers or dealers. Reverse repurchase agreements involve the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. The Fund will use the proceeds of reverse repurchase agreements only to make investments which generally either mature or have a demand feature to resell to the issuer at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. In certain types of agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. As a result of these transactions, the Fund may be exposed to greater potential fluctuations in the value of its assets and its net asset value per share. Interest costs on the money borrowed may exceed the return received on the securities purchased. The Company's Directors have considered the risks to each of the Prime Money Market Fund and Treasury Money Market Fund and its shareholders which may result from the entry into reverse repurchase agreements and have determined that the entry into such agreements is consistent with such Fund's investment objective and management policies.

          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE COMPANY'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.